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                                                                    Exhibit 23.1


                           GST NETWORK FUNDING, INC.

                         Independent Auditors' Consent

                               Dated May 3, 1999

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                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
GST Network Funding, Inc.:

We consent to the use of our report, dated April 12, 1999, included in the Registration Statement on Form S-4, dated June 29, 1999, of GST
Telecommunications, Inc., GST USA, Inc. and GST Network Funding, Inc. and to the references to our firm under the "Experts" heading in the Prospectus.

                                                         [KPMG Peat Marwick LLP]


Portland, Oregon
June 29, 1999